UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 22, 2026

DATACENTREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42388	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 W 200 N, STE 18, Salt Lake City, UT 84103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

701 S. Carson St., Suite 200, Carson City, NV 89701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DTCX	The Nasdaq Stock Market LLC

Item 8.01 Other Information.

As previously reported on Datacentrex, Inc.’s (formerly, Thumzup Media Corporation) (the “Company’s”) Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2025, TZUP Merger Sub, Inc., a wholly-owned subsidiary of the Company, merged with and into Dogehash Technologies, Inc. (“Dogehash”) with Dogehash surviving as a wholly-owned subsidiary of the Company (the “Acquisition”).

In connection with the Acquisition, the Company is filing updated business description and risk factor disclosures for the purpose of updating disclosures contained in the Company’s prior public filings. The updated business description and risk factors are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, the Company’s ability to successfully achieve its strategic initiatives, including its expectation that it will be able to secure additional miners; unexpected costs, charges or expenses resulting from the Acquisition; potential adverse reactions or changes to business relationships resulting from the completion of the Acquisition; risks related to the inability of the Company to successfully operate as a combined business; risks associated with the possible failure to realize certain anticipated benefits of the Acquisition, including with respect to future financial and operating results; competition in the Company’s markets; risks associated with the Company’s investment strategy, including digital asset market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to digital assets and regulatory developments affecting digital assets; and volatility of the Company’s stock price. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission, including in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The risks and uncertainties that the Company has described are not the only ones the Company faces. Additional risks and uncertainties not presently known to the Company or that the Company currently deems immaterial may also affect the Company’s operations. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from historical experience. Actual results may differ materially from those in the forward-looking statements and the trading price for the Company’s common stock may fluctuate significantly Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Datacentrex Business Description
99.2	Datacentrex Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 22, 2026	DATACENTREX, INC.

	By:	/s/ Parker Scott
	Name:	Parker Scott
	Title:	Chief Executive Officer